UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         -------------------------------

        DATE OF REPORT (Date of earliest event reported): August 17, 2004

                         -------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                         -------------------------------

           INDIANA                    0-17071                   35-1544218
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                            200 East Jackson Street
                                  P.O. Box 792
                           Muncie, Indiana 47305-2814
          (Address of Principal Executive Offices, including Zip Code)

                                 (765) 747-1500
              (Registrant's Telephone Number, including Area Code)


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                            Exhibit Index on Page 3

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

             (a)   Not Applicable.

             (b)   Not Applicable.

             (c)   (99.1)  Press Release dated August 17, 2004.

ITEM 9.  REGULATION FD DISCLOSURE.

         On August 10, 2004, the Board of Directors of First Merchants Corporation declared a $.23 dividend on its shares of outstanding common stock. The dividend is payable to stockholders of record on September 6, 2004. The dividend will be distributed to stockholders on September 20, 2004. A copy of the press release is attached as Exhibit 99.1 to this report and is furnished pursuant to Regulation FD.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 By:  /s/  Larry R. Helms
                                    --------------------------------------------
                                           Larry R. Helms, Senior Vice President


Dated: August 17, 2004

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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated August 17, 2004, issued by First Merchants Corporation.


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
                           First Merchants Corporation

                                  Exhibit 99.1

                      Press Release, dated August 17, 2004

NEWS RELEASE

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Senior Vice President/Chief Financial Officer, 765-751-1857

FIRST MERCHANTS CORPORATION ANNOUNCES CASH DIVIDEND

Muncie, Indiana - August 17, 2004 - First Merchants Corporation (Nasdaq: FRME) has announced that its Board of Directors declared a $.23 per share cash dividend payable September 20, 2004 to stockholders of record on September 6, 2004. The cash dividend is consistent with previous dividends.

Michael L. Cox, President and Chief Executive Officer, commented, "this dividend reflects the continued strength of First Merchants and our affiliate companies. We are pleased to continue a return of profits to our shareholders at a payout level exceeding our financial peer group."

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Since its organization in 1982, First Merchants Corporation has grown to include ten affiliate banks with over 70 locations in 18 Indiana and two Ohio counties, a trust company, a multi-line insurance company, and a title agency.

Subsidiaries of the Corporation include First Merchants Bank, N.A.; The Madison Community Bank, N.A.; First United Bank, N.A.; The Union County National Bank of Liberty; The Randolph County Bank, N.A.; The First National Bank of Portland; Decatur Bank & Trust Company, N.A.; Frances Slocum Bank & Trust Company, N.A.; Lafayette Bank and Trust Company, N.A.; and Commerce National Bank. The Corporation also operates First Merchants Insurance Services, a full-service property, casualty, personal lines, and health care insurer, and is the majority owner of the Indiana Title Insurance Company LLC.

Merchants Trust Company unites the trust and asset management services of all affiliate banks of the Corporation and represents one of the largest trust companies in the State of Indiana, with assets in excess of $1.5 billion.

For more information, visit www.firstmerchants.com.

Source: First Merchants Corporation

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